THE
RESERVE
FUNDS                             GENERAL INFORMATION, PURCHASES AND REDEMPTIONS
                                           24 HOUR YIELD AND BALANCE INFORMATION
                                                       NATIONWIDE 1-800-637-1700

                                   PROSPECTUS

                                JANUARY 2, 1997


     The Reserve Institutional Trust is a no-load money market fund with four investment portfolios: PRIMARY INSTITUTIONAL FUND, U.S. GOVERNMENT INSTITUTIONAL FUND, U.S. TREASURY INSTITUTIONAL FUND and INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND ("Funds"). The Reserve Institutional Trust is designed for institutional investors as a convenient investment vehicle for short-term funds.



     The objective of each Fund, except the Interstate Tax-Exempt Institutional Fund, is to seek as high a level of current income as is consistent with preservation of capital and liquidity.


     The objective of the Interstate Tax-Exempt Institutional Fund is to seek as high a level of short term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity; however, achievement of this objective cannot be assured.


- PRIMARY INSTITUTIONAL FUND invests in (i) obligations backed by the full faith and credit of the United States Government and its agencies or instrumentalities; (ii) deposit type obligations, acceptances and letters of credit of FDIC insured institutions and foreign banks with assets in excess of $25 billion; (iii) short term corporate obligations rated A-1 or the equivalent thereof; (iv) other similar high quality short term instruments; and (v) instruments fully collateralized by the foregoing instruments.


- U.S. GOVERNMENT INSTITUTIONAL FUND invests in obligations backed by the full faith and credit of the United States Government or obligations collateralized thereby.



 - U.S. TREASURY INSTITUTIONAL FUND invests exclusively in full-faith and credit obligations of the United States Government that provide interest income exempt from state and local income taxes.



- INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND invests principally in obligations issued by the states, territories, possessions of the United States and their political subdivisions, duly constituted authorities and corporations.

     Each Fund offers four classes of shares to investors, with each class subject to differing service fees and distribution fees, as follows:

                                                  MAXIMUM           MAXIMUM              MAXIMUM
                                                   ANNUAL           ANNUAL            TOTAL ANNUAL            MINIMUM
                                                SERVICE FEE*   DISTRIBUTION FEE*   OPERATING EXPENSES+   INITIAL INVESTMENT
                                                ------------   -----------------   -------------------   ------------------
Class A.......................................        0%                0%                 .25%          $10 million
Class B.......................................      .25%                0%                 .50%          $ 5 million
Class C.......................................      .25%              .25%                 .75%          $ 1 million
Class D.......................................      .25%              .50%                1.00%          $250,000

---------------

* As a percentage of average net assets.

+ As a percentage of average net assets (exclusive of interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses).


     In all other respects, all classes of shares represent the same interest in the income and assets of each respective Fund.


     SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus sets forth the information about each Fund which a prospective investor should know before investing. A Statement of Additional Information dated January 2, 1997, providing further details about the Funds, has been filed with the Securities and Exchange Commission. It may be obtained without charge by writing or calling the Funds at (800) 637-1700. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
   OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
     THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
     OFFENSE.


                          ---------------------------

                        Prospectus dated January 2, 1997


 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

     The following tables illustrate all expenses and fees that a shareholder of each of the Funds will incur directly or indirectly.


                 SHAREHOLDER TRANSACTION EXPENSES FOR ALL FUNDS

Maximum Sales Load Imposed on Purchases..............................................  None
Maximum Sales Load Imposed on Reinvested Dividends...................................  None
Redemption Fees*.....................................................................  None
Exchange Fees........................................................................  None

---------------

* A $2.00 fee is charged on redemption checks issued by the Funds of less than $100 and a $10 fee is charged for wire redemptions of less than $10,000, for Class D shareholders. A $100 fee is charged for redemption checks and wire redemptions of less than $100,000 for shareholders of all other classes.


                  ANNUAL FUND OPERATING EXPENSES FOR ALL FUNDS
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     CLASS A     CLASS B     CLASS C     CLASS D
                                                     -------     -------     -------     -------
Management Fee**...................................   .25%        .25%        .25%        .25%
12b-1 Fees.........................................  [None]      [None]       .25%        .50%
Other Operating Expenses++
  Shareholder Services Fees........................  [None]       .25%        .25%        .25%
  Other............................................  [None]      [None]      [None]      [None]
Total Operating Expenses...........................   .25%        .50%        .75%        1.00%

---------------

++ "Other Operating Expenses" are based on an estimated amount for the current fiscal year. The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly.


** Each Fund is charged a comprehensive management fee of 0.25% per annum of its average net assets for both advisory and ordinary operating expenses (other than the Service Fee and Distribution Fee) during the year. However, a Fund may be charged for certain non-recurring extraordinary expenses. See "Investment Management Agreement" on page 6.


     The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period for each Fund.

                                   ALL FUNDS

                                                                                              10
                                                         1 YEAR     3 YEARS     5 YEARS      YEARS
                                                         ------     -------     -------     -------
Class A................................................  $ 2.56     $  8.05     $ 14.07     $ 31.82
Class B................................................  $ 5.11     $ 16.04     $ 27.97     $ 62.82
Class C................................................  $ 7.66     $ 23.97     $ 41.69     $ 93.03
Class D................................................  $10.20     $ 31.84     $ 55.25     $122.46

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                     YIELD

      Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

     The Interstate Tax-Exempt Institutional Fund may also quote its tax equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal the Fund's tax-free yield. The tax equivalent yield is calculated by dividing the Fund's current or effective yield by the result of one minus a stated federal tax rate.


     In reports or other communications to shareholders of the Trust or in advertising materials, the Trust may compare its performance with that of other money market funds listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or other relevant indices and industry publications.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of each Fund, except the Interstate Tax-Exempt Institutional Fund, is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The investment objective of the Interstate Tax-Exempt Institutional Fund is to seek as high a level of short term interest income exempt from Federal income taxes as is consistent with preservation of capital and liquidity. There is no assurance that a Fund will achieve its investment objective. The investment objective may not be changed, with respect to a Fund, without the vote of a majority of the outstanding shares of that fund as defined in the Investment Company Act of 1940(" Act").

     The Primary Institutional Fund seeks to attain its objective by investing in U.S. Government securities; deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks; savings and loan associations and savings banks; high quality domestic and foreign commercial paper as determined by any nationally recognized statistical rating organization or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees; other short term instruments of similar quality; and instruments fully collateralized by such obligations.


     The U.S. Government Institutional Fund seeks to attain its objective by investing only in securities backed by the full faith and credit of the United States Government or obligations collateralized thereby.

     The U.S. Treasury Institutional Fund seeks to attain its objective by investing only in securities of the United States Government that provide interest income exempt from state and local income taxes.


     The Interstate Tax-Exempt Institutional Fund seeks to attain its objective by investing principally in obligations issued by states, territories, and possessions of the United States and their subdivisions, duly constituted authorities and corporations, or participation in such obligations; the interest on which is exempt from U.S. federal income taxes.


     United States Government securities include a variety of securities which are issued or guaranteed by the U.S. Treasury, various agencies of the Federal Government and various instrumentalities which have been established or sponsored by the U.S. Government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. United States Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Bank are also considered U.S. Government securities. Some obligations of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States. Other securities, such as obligations issued by the Federal National Mortgage Association and Student Loan Marketing Association, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by the Federal Home Loan Bank and Federal Home Loan Mortgage Corporation are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.


     U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book entries at a Federal Reserve member bank representing ownership of obligation components.


     Under federal law, the income derived from obligations issued by the U.S. Treasury and certain of its agencies and instrumentalities is exempt from state personal income taxes. A substantial majority of the states that tax personal income permit mutual funds to passthrough this tax exemption to shareholders. It is anticipated that a substantial portion of the dividends paid to shareholders of the U.S. Treasury Institutional Fund residing in these states will qualify for this exemption from state taxation. However, a state or local taxing authority may seek, in the future, to tax a shareholder on all or a portion of the interest income of a security held by the U.S. Treasury Institutional Fund.


     The Interstate Tax-Exempt Institutional Fund invests in securities generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers, or in some instances, the issuer itself ("Municipal Obligations"). They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road, or in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. The Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of the Fund's assets will be invested in Municipal Obligations, except that when business or financial conditions warrant, the Fund may take a defensive position and invest temporarily without limit in taxable U.S. Government securities and repurchase agreements pertaining to U.S. Government securities. See "Other Policies" below for a description of the characteristics and risks of repurchase agreements.


     The Interstate Tax-Exempt Institutional Fund may purchase floating- and variable-rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case, usually upon not more than seven days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit-support arrangements provided by banks. The Interstate Tax-Exempt Institutional Fund may invest any portion of its assets in floating- and variable-rate demand notes secured by bank letters of credit or other credit-support arrangements. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. The Interstate Tax-Exempt Institutional Fund will not invest more than 10% of the value of its assets in floating- or variable-rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven days' notice.


     In view of the investment of the Interstate Tax-Exempt Institutional Fund in industrial revenue, development bonds and notes secured by letters of credit or guarantees of banks, an investment in Interstate Tax-Exempt Institutional Fund shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations, which may limit both the amounts and the types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


     The Interstate Tax-Exempt Institutional Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser to those rated securities in which the Fund may invest pursuant to guidelines established by the Board of Trustees.

     The Primary Institutional Fund may invest in obligations of U.S. banking institutions that are insured by the FDIC; commercial paper which is rated, at the time of investment, P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or the equivalent thereof; and obligations of foreign banks which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Fund's investment adviser, are of comparable quality to obligations of United States banks which may be purchased by the Primary Institutional Fund. Instruments which are not rated may also be purchased by the Primary Institutional Fund provided such instruments are determined to be of comparable quality by the Board of Trustees of the Fund to those rated instruments in which the Primary Institutional Fund may invest.

     The Primary Institutional Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars) and foreign branches of foreign banks. Euro and Yankee dollar investments involve certain risks that are different from investments in obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign branches of foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. The Primary Institutional Fund will limit its investment in foreign branches of foreign banks to those banks located in Australia, Canada, Western Europe and Japan. The Primary

Institutional Fund may also invest in municipal obligations secured by bank letters of credit, the interest on which is not exempt from federal income taxation.


OTHER POLICIES. The Primary, U.S. Government and U.S. Treasury Institutional Funds may engage, without limitation, in repurchase-agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security (U.S. Government or other) and simultaneously commits to resell that security to the seller at the same price, plus interest at a specified rate. Repurchase agreements usually have a short duration, often less than one week. The Funds will limit repurchase agreements to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Funds' Board of Trustees. The investment adviser will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Funds will require additional collateral. If the other party to the repurchase agreement defaults on its obligation to repurchase the underlying securities, a portfolio may incur a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, a Fund may encounter difficulties and might incur costs or possible losses of principal and income upon the exercise of its rights under the repurchase agreement. The U.S. Treasury Institutional Fund will limit its investment in repurchase agreements with respect to securities backed only by the full faith and credit of the U.S. Government to not more than 5% of its total assets. Such investment will be for temporary purposes pending the investment of uninvested cash in U.S. Treasury obligations. The Primary Institutional Fund may engage in limited repurchase agreement transactions collateralized by first mortgages conforming to the lending standards of the Government National Mortgage Association, Federal Home Loan Mortgage Association or Federal National Mortgage Association. Securities subject to repurchase agreements will be placed in a segregated account and the market value will be monitored to ensure that the market value of the securities plus any accrued interest thereon will at least equal the repurchase price.



     The Primary and U.S. Government Institutional Funds may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. In determining whether to lend securities to a particular broker-dealer or financial institution, the Fund will consider all relevant facts and circumstances, including the creditworthiness of the broker-dealer or financial institution. A Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. During the time portfolio securities are on loan the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest from the borrower who has delivered equivalent collateral or secured a letter of credit. The value of the securities loaned cannot exceed 25% of the Fund's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower of the securities. The Statement of Additional Information further explains the Funds' securities-lending policies.



      The Primary, U.S. Government and U.S. Treasury Institutional Funds may invest, without limitation, in U.S. Government securities and in instruments secured or collateralized by U.S. Government securities. A Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice. A Fund will not concentrate (i.e., invest 25% of its total assets) in the securities of issuers in a single industry, except that the Primary Institutional Fund may invest more than 25% of its assets in the banking industry. In addition, a Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. Government securities or repurchase agreements collateralized by U.S. Government securities). Each Fund has the authority to borrow money (including reverse purchase agreements), for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.

     In order to provide liquidity, each Fund utilizes the following practices: limiting its average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities.


     INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities, at the Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such stand-by commitment and fail to pay the exercise price, the Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with the stand-by commitment exceeded the current value of the underlying Municipal Obligations. If a bank or other municipal securities dealer defaults under its stand-by commitment, the liquidity of the security subject to such commitment may be adversely affected.

     Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Fund's ability to purchase Municipal Obligations on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by the Fund to the issuer and no interest accrues to the Fund on such securities. To the extent that assets of the Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is the Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The investment adviser does not believe that the Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.


     The Fund may purchase from financial institutions participation interests in Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support-arrangements provided by banks.


     The Tax Reform Act of 1986 ("the Act") subjects interest received on certain otherwise tax-exempt securities ("private activity bonds") to a federal alternative minimum tax. It is the position of the Securities and Exchange Commission that in order for a fund to call itself "tax-free," not more than 20% of its net assets may be invested in municipal securities subject to the federal alternative minimum tax or at least 80% of its income must be free of both regular income tax and alternative minimum tax. Income received on such securities is classified as a "tax preference item" which could subject certain investors in such securities, including shareholders of the Fund, to an increased alternative minimum tax. However, as of the date of this Prospectus, the Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.


     Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.


     From time to time the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies or instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; and instruments fully collateralized by such obligations. Unless the Fund has adopted a temporary defensive position, no more than 20% of the net assets of the Fund will be invested in Taxable Investments at any time. The Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although the Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

     The Fund's investment adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

     The principal risk factors associated with investment in the Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise the Fund's assets and the risk of non-diversification. As a non-diversified investment company, the Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, the Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States Government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. The Board of Trustees manages each Fund's business and affairs. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, NY 11030, a New Jersey corporation, provides the Funds with investment advice pursuant to an Investment Management Agreement. Since November
15, 1971, the Adviser and its affiliates have been advising The Reserve Funds, which currently have assets in excess of $3 billion. Under the Investment Management Agreement, the Adviser manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction by the Trustees.


     Each Fund pays the Adviser a comprehensive management fee calculated at .25% of its average daily net assets. Under the terms of the Investment
Management Agreement with the Funds, the Adviser pays all employee and ordinary operating costs of the Funds. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses and fees under the Distribution Plan and the Service Plan (discussed below).


     The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     The Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


SERVICE AGREEMENT. The Adviser furnishes to the Fund pursuant to a Service Agreement, at cost, all personnel required for the operations of the funds such as executive, administrative, clerical, recordkeeping, bookkeeping, and shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Adviser is reimbursed include salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund, and all other expenses for the conduct of the Fund affairs. Affiliates of the Adviser may provide some of these services. The Adviser is also reimbursed for interest charges and taxes; the cost of registering for sale, issuing and redeeming Fund shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders; and the fees and expenses of the Fund's custodian, auditors, lawyers and disinterested Trustees. The Adviser has agreed to repay the Fund's custodian, auditors, lawyers and disinterested Trustees. The Adviser has agreed to repay the Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' notice.



TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.



TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Reserve Institutional Trust acts as its own transfer agent and dividend-paying agent.

                             HOW TO BUY SHARES

     Shares of a Fund may be purchased by wire only. Shares are sold at the net asset value next determined after receipt of a purchase order in the manner described below. Purchase orders are accepted on any day on which the New York Stock Exchange and the Federal Reserve Bank of New York are open ("Fund Business Day"). For Federal Fund wires to be eligible for same-day order entry, the Fund must be notified before 2:00 PM (New York time for Primary and U.S. Government Funds) (11:00 AM New York time for Interstate and U.S. Treasury Funds) of the amount to be transmitted and the account to be credited, and the Fund must receive the credit at its bank by 3:00 PM (New York time). Orders received by the Fund after the times specified above will be priced at the public offering price in effect at 3:00 PM (New York time) on the next business day. The Fund does not determine net asset value, and purchase orders are not accepted, on the days those institutions observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.



     To purchase shares of a Fund by Federal Reserve wire, call the Fund at 1-800-637-1700 or call your sales representative. To protect a Fund's performance and shareholders, the Adviser discourages frequent trading in response to short-term market fluctuations. The Fund reserves the right to refuse any investment that, in its sole discretion, would disrupt the Fund's management.

     If the Public Securities Association recommends that the government securities markets close early, the Fund may advance the time at which it must receive notification of orders for purposes of determining eligibility for dividends on that day. Investors who notify the Fund after the advanced time become entitled to dividends on the following Fund Business Day. If the Fund receives notification of a redemption request after the advanced time, it ordinarily will wire redemption proceeds on the next Fund Business Day.

     If an investor does not remit Federal Funds, such payment must be converted into Federal Funds. This usually occurs within one Fund Business Day of receipt of a bank wire. Prior to receipt of Federal Funds, the investor's monies will not be invested.

     The following procedure will help assure prompt receipt of your Federal Funds wire:

     A. Telephone the Fund, toll free at 1-800-637-1700 and provide the following information:

              Your name
              Address
              Telephone number
              Taxpayer ID number
              The amount being wired
              The identity of the bank wiring funds.

     You will then be provided with a Fund account number. (Investors with existing accounts must also notify the Fund before wiring funds.)

     B. Instruct your bank to wire the specified amount to the Fund as follows:

     An investor may open an account when placing an initial order by telephone, provided the investor thereafter submits an Account Registration Form by mail. An Account Registration Form is included with this Prospectus.

The Fund reserves the right to reject any purchase order for any reason.

SHARE CERTIFICATES. The Fund maintains a share account for each shareholder. The Trust does not issue share certificates.

ACCOUNT STATEMENTS. Monthly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid during the month.



MINIMUM INVESTMENT REQUIRED. The minimum initial investment in each Fund is $10 million for Class A shares, $5 million for Class B shares, $1 million for Class C shares, and $250,000 for Class D shares. There is no minimum subsequent investment for any of the classes of shares. The Fund reserves the right to waive the minimum investment requirement.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of each Fund is calculated at the close of each business day (normally 4:00 PM New York time) by taking the sum of the value of each Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of each Fund to seek to maintain a stable NAV per share of $1.00, although this share price is not guaranteed.

DISTRIBUTOR. The Funds' distributor is Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Adviser.

DISTRIBUTION PLAN AND SERVICE PLAN. Purchases may also be made through brokers, financial intermediaries, and financial institutions. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states. Some of these firms participate in the Fund's Distribution Plan and Service Plan.

     The Reserve Institutional Trust maintains the Distribution Plan and related agreements pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Class C and D shares of each Fund make assistance payments at annual rates of .25% and .50%, respectively, of the net asset value of broker, financial institution, and financial intermediary shareholder accounts ("qualified accounts"). Substantially all such monies are paid to brokers, financial institutions and financial intermediaries for distribution assistance provided to the Fund. The investment adviser, at its discretion, may pay from its own resources or from other sources available to it, additional amounts and incentives, including lump-sum payments, based upon the amount of assets committed to the Fund by such brokers, financial institutions, financial intermediaries and underwriters. The Plan does not permit the carrying over of payments from year to year. The investment adviser also reimburses firms, from its own resources or from other sources available to it for a portion of their costs of advertising and marketing shares of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares. Class A and B shares do not participate in a 12b-1 distribution plan.

     Under the Service Plan, each Fund may pay a service fee of 0.25% of the net asset value of qualified accounts to brokers or other financial intermediaries as compensation for personal services provided to investors, including maintaining shareholder accounts and responding to inquiries and providing information about investments. Class A shares do not participate in the Service Plan.
                                       8

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Certain firms which utilize a centralized purchase method for Fund shares, may have an earlier cut off for purchase orders than stated above in order to facilitate the transmission of purchase orders by bulk wire. Firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Some firms may independently establish and charge additional fees such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Funds' transfer agents will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such firm's material regarding its fees and services.


                          SHARES OF BENEFICIAL INTEREST

     The Reserve Institutional Trust was originally organized as a Maryland corporation on February 5, 1981 and reorganized on September 16, 1986 as a Massachusetts business trust, and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were four separate series authorized and outstanding. Additional series may be added in the future by the Board of Trustees. Although the Trust is a non-diversified mutual fund, each of its separate investment portfolios intends to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which generally limits a money market fund to investing no more than 5% of its total assets in the securities, except U.S. Government Securities, of any one issuer. The Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and nonassessable and will have no preemptive, conversion or sinking rights.
The shareholders of each series are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their series on liquidation. The Trustees do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or changing the fundamental investment policies) or by the Declaration of Trust.


     Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the trust's obligations to third parties unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's and each investment portfolio's obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires each Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

     Each Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Although none are anticipated, any net realized long term capital gains will be distributed at least annually.

                                     TAXES

     Each Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, the Funds intend to satisfy certain requirements imposed by the Internal Revenue Code so as to avoid any federal income or excise tax to them.

PRIMARY INSTITUTIONAL FUND, U.S. GOVERNMENT INSTITUTIONAL FUND, U.S. TREASURY INSTITUTIONAL FUND. For federal income tax purposes, distributions out of interest earned by a Fund and net realized short-term capital gains are taxable as ordinary income. Any distributions of net long-term capital gains are taxable to shareholders as such, regardless of the length of time shares have been owned by the shareholder. Whether a shareholder receives such distribution in cash or reinvests them in additional shares, they will be taxable as either ordinary income or long-term capital gains.

     The U.S. Treasury Institutional Fund intends to invest only in U.S. Treasury securities and obligations of those agencies and instrumentalities of the U.S. Government that provide interest income exempt from state and local income taxes except to the extent uninvested cash is invested in repurchase agreements. Some states have minimum investment requirements that must be met by the U.S. Treasury Institutional Fund. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the U.S. Treasury Institutional Fund. Shareholders should consult with their own tax advisers with respect to the application of their state and local tax laws to these distributions.

INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND. Dividends derived from the interest earned on Municipal Obligations constitute "tax-exempt interest dividends" and are not subject to federal income taxes. Any distributions of net realized long-term capital gains earned by the Fund are taxable to shareholders as such regardless of the length of time the Fund's shares have been owned by the shareholder.



     Shareholders of each series are advised to retain all statements to maintain accurate records of their investments. The Reserve Institutional Trust will report to its shareholders before the end of February of each year as to the source of dividends and other distributions, if any, paid or declared by each Fund during the previous calendar year which may be exempt from state income taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.


                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Shares of each Fund are redeemed at their net asset value next determined after receipt by the Fund of a request in proper form. Although the Funds have seven days to transmit payment for share redemptions, they usually transmit payment the same day when redemption requests are received before 12:00 noon (New York time) (11:00 AM New York time for the U.S. Treasury Institutional Fund and Interstate Tax-Exempt Institutional Fund) and the next day for requests received after 12:00 noon (New York time) (11:00 AM New York time for the U.S. Treasury Institutional Fund and Interstate Tax-Exempt Institutional Fund). This is not always possible, however, and transmission of redemption proceeds may be delayed. Unless otherwise specified, orders received after 12:00 noon (New York time) (11:00 AM New York time for the U.S. Treasury Institutional Fund and Interstate Tax-Exempt Institutional Fund) are not entered until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 noon (11:00 AM for the U.S. Treasury Institutional Fund and Interstate Tax-Exempt Institutional
Fund).



WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but not require) that each written redemption be at least $100,000 and require that each telephone redemption be at least $100,000, except for redemptions which are intended to liquidate your account. A shareholder will be charged $100 for redemption checks issued by the Funds of less than $100,000, except for Class D shareholders who will be charged $2.00 for redemption checks of less than $100. Payments of $100,000 or more will be wired upon request without charge, except for Class D shareholders who can have payments of $10,000 or more. A shareholder will be charged $100 for wires of less than $100,000, except for Class D shareholders who will be charged $10 for wires less than $10,000. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association which is not a member of the Federal Reserve wire system to receive your wire, could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 1-800-637-1700. The Funds may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only (1) to the bank or brokerage account designated by the shareholder, in writing, on the investment application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the firm through which shares of the Fund were purchased or if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement for Class D shareholders on a redemption request once every thirty (30) days if ALL of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

      The Funds reserve the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions, shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases, shareholders should consider using another method of redemption, such as a written request or a redemption by check.



REDEMPTION BY CHECK. (Class D shareholders only) By completing a signature card (and certain other documentation if the record owner is a fiduciary, corporation, partnership, trust or other organization) which is available from the Funds or the firm through which shares of the Funds were purchased, you can write checks against your account. This privilege may not be available to clients of certain firms. There is no minimum amount for check redemptions, however, the Fund, upon proper notice to the shareholder, may choose to impose a fee if it deems a shareholder's actions to be burdensome to the Funds. A firm may establish variations of minimum check amounts for their customers if such variations are approved by the Funds. This procedure lengthens the time your money earns dividends, since redemptions are not made until the check is processed by the funds. Because of this, a check cannot completely liquidate your account, nor may a check be presented for certification or immediate payment. Otherwise, you may deposit a check in your bank account or use it to pay any third party obligation not requiring certification. Shareholder checks written against accounts with insufficient funds, postdated checks and checks which contain an irregularity in the signature, amount or otherwise will be returned by the Funds and a fee charged against the account. Because check redemptions are reported on account statements, they will not be confirmed separately. A fee is charged for providing check copies.



STOP PAYMENTS. (Class D shareholders only) The Funds will honor stop payment requests on unpaid shareholder checks provided the Funds are advised of the correct check number, payee, check amount and date. Stop payment requests received by the Funds by 2:00 PM (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for 14 calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment orders are effective for one year. A fee Is charged for this service.



AUTOMATIC WITHDRAWAL PLANS. (Class D shareholders only ) If you have an account with a balance of at least $5,000 you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.



RESERVE AUTOMATIC TRANSFER. (Class D shareholders only) You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund for Class D shareholders only. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. The Funds may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.



RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. Shareholder checks written against Funds which are not yet considered collected will be returned and a fee charged against the account (for Class D shareholders only). When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two business days after the purchase by wire.

                              GENERAL INFORMATION


JOINT OWNERSHIP. (Class D shareholders only) When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either person for actions taken by the other person with respect to an account so registered. The investment application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.



SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000 for Class D and less than $100,000 for Class A, B and C), the Funds will either levy a monthly charge (currently $5 for Class D and $100 for Class A, B and C). A firm may establish variations of minimum balances and fee amounts if such variations are approved by the Funds.



BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if
(i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts which a correct and certified TIN is not provided or otherwise subject to backup withholding unless the accountholder is a non-resident alien.



USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and Statement of Additional Information about the other Fund. However, each Fund has acknowledged that it, and not the other Fund, is liable for any material misstatement or omission about it in the Prospectus or Statement of Additional Information.



REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of certain firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.



RESERVE EASY ACCESS. Easy Access is The Reserve Institutional Trust's 24 hour toll-free, telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 1-800-637-1700 and follow the instructions you will receive.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or the Funds.

SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on or copies of Fund redemption checks or shareholder checks, copies of statements and special research services.

PERFORMANCE. The Funds may compare their performance to other income producing alternatives such as (i) money-market funds (based on yields cited by Donoghue's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money-market deposit accounts and NOW accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of funds is not insured by the Federal Deposit Insurance Corporation.

     Yield information is useful in reviewing a Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.


               RESERVE CASH PERFORMANCE ACCOUNT AND ACCOUNT PLUS

     The Fund offers a comprehensive package of services which enhance access to an investment in the portfolios (Class D shareholders only). The Reserve Cash Performance Account and Account Plus ("CPA") services include: (i) any amount checking; and

(ii) a comprehensive monthly statement which summarizes your CPA activity by payee and expense category and simplifies budget and tax recordkeeping. These CPA services are provided for a fee and transaction charges may apply. Participating firms may also charge their own service fees.

                            ------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                                                             November 18, 1997




                          RESERVE INSTITUTIONAL TRUST

                 Supplement to Prospectus dated January 2, 1997


1. The following information supplements and should be read in conjunction with the section of the Trust's prospectus entitled, "Annual Fund Operating Expenses For All Funds."

          Reserve Management Company, Inc., the Fund's investment adviser, has agreed to permanently lower the shareholder services fee applicable to Class B shares to .45%. Reserve Management Company, Inc., has also agreed to waive .15% of the shareholder services fee applicable to the Primary Institutional Fund Class C shares only, through January 15, 1998. Such shares are not available to all investors.


          Example

          <Caption)
                               1 year    3 years    5 years    10 years
                               ------    -------    -------    --------
          Class B               4.60      14.44      25.20       56.69



2. The following information supplements and should be read in conjunction with the Trust's prospectus.



                           PRIMARY INSTITUTIONAL FUND
                             (CLASS B SHARES ONLY)

                             FINANCIAL HIGHLIGHTS

                                          June 2, 1997        January 21, 1997
                                             through               through
                                      September 30, 1997(1)    May 31, 1997(2)
                                      ---------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD          $1.00                 $ 1.00

Income from investment operations:
     Net investment income                    $0.0186               $ 0.0179
     Net realized and unrealized gains
       on securities                            --                     --
     TOTAL FROM INVESTMENT OPERATIONS         $0.0186               $ 0.0179

LESS DISTRIBUTIONS
Dividends from net investment income          $(0.0186)             $(0.0179)
Distributions from capital gains                 --                     --

TOTAL DISTRIBUTIONS                           $(0.0186)             $(0.0179)

NET ASSET VALUE, END OF PERIOD                  1.00                $ 1.00

Total return(3)                                 5.16%                 4.95%

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, end of period                     $2,013                $2,008
Ratio of expenses to average net
 assets(3)                                       .45%                0.48%
Ratio of net income to average net
 assets(3)                                      5.12%                5.18%

_______________

(1)  Unaudited.
(2) The Primary Institutional Fund commenced operations on January 21, 1997. The figures for the period January 21, 1997 through May 31, 1997 have been audited.
(3)  Annualized.



                          U.S. GOVERNMENT INSTITUTIONAL FUND
                                (CLASS B SHARES ONLY)

                                 FINANCIAL HIGHLIGHTS
                                     (Unaudited)


                                                              September 13, 1997
                                                                   through
                                                              September 30, 1997
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00

Income from investment operations:
     Net investment income                                         $0.0025
     Net realized and unrealized gains
        on securities                                                 ---
     TOTAL FROM INVESTMENT OPERATIONS                              $0.0025

LESS DISTRIBUTIONS:
Dividends from new investment income                               $(0.0025)
Distributions from capital gains                                    ---

TOTAL DISTRIBUTIONS                                                $(0.0025)

NET ASSET VALUE, END OF PERIOD                                     $1.00

Total return(2)                                                   4.60%

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, end of period                                         $2,012
Ratio of expenses to average new
 assets(2,3)                                                      0.60%
Ratio of new income to average net
 assets(2)                                                        4.56%

_______________

(1) The U.S. Government Institutional Fund commenced operations on September 13, 1997.
(2)  Annualized for the period September 13, 1997 through September 30, 1997.
(3) Manager waived .15% of its expenses. If there was no waiver, the actual expenses would have been .75%.

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                               TABLE OF CONTENTS

                                                                Page
                                                                ----

        Shareholder Expenses .................................    2
        Yield ................................................    2
        Investment Objective and Policies ....................    3
        Management ...........................................    6
        How to Buy Shares ....................................    7
        Shares of Beneficial Interest ........................    9
        Daily Dividends ......................................    9
        Taxes ................................................    9
        Redemptions ..........................................   10
        General Information ..................................   12
        Reserve Cash Performance Account and Account Plus  ...   12



        Investors are advised to read and retain this Prospectus for future reference.

        Founders of "America's First Money Fund"

        GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
        800-637-1700

        Distributor - Resrv Partners, Inc.

        RIT-1/97


                LOGO     Founders of "America's First Money Fund"
             ______________________________________________________


                PRIMARY INSTITUTIONAL FUND
                U.S. GOVERNMENT INSTITUTIONAL FUND
                U.S. TREASURY INSTITUTIONAL FUND
                INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND

                        THE RESERVE INSTITUTIONAL TRUST
                   810 SEVENTH AVENUE -- NEW YORK, N.Y. 10019
                                 (212) 977-9982
                                 (800) 637-1700

                         YIELD AND BALANCE INFORMATION
                      (800) 637-1700 - (TOUCH TONE PHONE)

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 2, 1997

     This Statement of Additional Information describes The Reserve Institutional Trust ("Trust"). The Trust is presently comprised of four separate Funds -- the Primary Institutional Fund, the U.S. Treasury Institutional Fund, the U.S. Government Institutional Fund and the Interstate Tax-Exempt Institutional Fund (hereinafter referred to as the "Fund(s)"; the U.S. Treasury Institutional Fund, the U.S. Government Institutional Fund and the Interstate Tax-Exempt Institutional Fund are hereinafter referred to as the "Treasury Fund", "Government Fund", and "Interstate Fund", respectively). Each Fund offers four classes of shares.

     This Statement of Additional Information is not a Prospectus and is only authorized for distribution when preceded or accompanied by the Trust's prospectus dated January 2, 1997 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge from the Trust at the above address.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Investment Objective and Policies.....................................................    2
Trustees and Officers of the Trust....................................................    6
Investment Management, Distribution, and Custodian Agreements.........................    7
Portfolio Turnover, Transaction Charges and Allocation................................    9
Shares of Beneficial Interest.........................................................    9
Purchase, Redemption and Pricing of Shares............................................   10
Distributions and Taxes...............................................................   12
Fund Yield............................................................................   14
Reserve Cash Performance Account and Account Plus.....................................   14
Ratings...............................................................................   16

     SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                    INVESTMENT OBJECTIVES, POLICIES AND RISK

     The investment objective of each Fund, with the exception of the Interstate Fund, is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

     The Interstate Fund's investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity, by investing principally in obligations issued by states, territories, and possessions of the United States and by their political subdivisions, duly constituted authorities and corporations.

     Supplemental Investment Policies. Each Fund's investment objective and the following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. A Fund cannot:

      (1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;

      (2) issue securities senior to its capital stock;

      (3) act as an underwriter with respect to the securities of others;

      (4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. Government securities, bank obligations, including obligations of foreign branches of domestic banks where the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason, and Municipal Obligations or instruments secured by such obligations;

      (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, the Interstate Fund may purchase Municipal Obligations secured by interests in real estate;

      (6) lend more than 33 1/3% of the value of its total assets to the extent its investments may be considered loans;

      (7) sell any security short or write, sell or purchase any futures contract or put or call option;

      (8) invest in voting securities or in companies for the purpose of exercising control;

      (9) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;

     (10) make investments on a margin basis;

     (11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment adviser or affiliated person except in compliance with the Investment Company Act of 1940.

     Other Policies. The Primary and Government Funds may, to increase their income, lend their securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities plus accrued interest and must consist of cash, or securities of the U.S. Government (or its agencies or instrumentalities). The Funds receive an amount equal to the interest on loaned securities and also receive negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Funds may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     The Primary Institutional Fund may purchase corporate notes collateralized by a bank letter of credit or securities of the U.S. Government, its agencies or instrumentalities. Collateralized commercial paper purchased by the Fund is rated A-1 and P-1 by Standard & Poor's Corporation and Moody's Investors Service, Inc., respectively, or the equivalent thereof if rated by another ratings agency. The collateral consists of U.S. Government securities having a current market value in excess of the collateralized commercial paper outstanding. A Trustee is usually appointed by the collateralized commercial paper issuer to hold the collateral and administer the credit agreement for the benefit of the holders.

     The Primary Institutional Fund may invest in bank obligations which include certificates of deposit, bankers' acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a financial institution's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A bankers' acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a financial institution earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

     From time to time, on a temporary basis other than for temporary defensive purposes, the Interstate Fund may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Fund will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless the Fund has adopted a temporary defensive position, no more than 20% of its net assets will be invested in Taxable Investments at any time.

     Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Interstate Fund accompanied by a commitment to repurchase the securities, at the Interstate Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

     Repurchase and Reverse Repurchase Agreements. A repurchase agreement transaction occurs when a Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the negotiated yields. Each Fund will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest.

     The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation the Fund could incur a loss and may incur costs in disposing of the underlying security. A Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

     The Primary, Government and Interstate Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller
(Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Trust's policy that entering into a reverse repurchase agreement transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

     Municipal Obligations (Interstate Fund only). Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issues to refund outstanding debt and obtain funds for general operating expenses.

     Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, as, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

     Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of the public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations, and in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by the Interstate Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

     Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

     On April 20, 1988, the United States Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollack v. Farmers' Loan & Company which held that interest on Municipal Obligations was immune from federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the federal income tax exemption for interest on certain Municipal Obligations.

     The Interstate Fund may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Fund would be adversely affected. In such event, the Interstate Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Fund may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in the Interstate Fund. Substantial reductions in the availability of tax exempt securities might also cause a reevaluation of Fund's investment objective and policies.

     Subsequent to its purchase by the Interstate Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of a nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five business days of the date the investment adviser becomes aware of the new rating. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

     Variable Rate Demand Instruments (Interstate Fund only). Variable rate demand instruments that the Interstate Fund may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for a periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable rate demand instruments in which the Fund may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Fund will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by the Fund's Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

     The variable rate demand instruments that the Interstate Fund may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.

                       TRUSTEES AND OFFICERS OF THE TRUST

    TRUSTEE'S NAME,
    ADDRESS AND AGE           POSITION HELD                DIRECTOR BIOGRAPHIES
-----------------------  -----------------------  ---------------------------------------
BRUCE R. BENT*           President, Treasurer     Mr. Bent is President, Treasurer and
810 Seventh Avenue       and Trustee              Trustee of each Trust and of Reserve
New York, NY 10019                                Private Equity Series. Mr. Bent is also
Age: 59                                           Vice President, Secretary and Director
                                                  of both Reserve Management Company Inc.
                                                  and Reserve Management Corporation, and
                                                  he is Chairman and Director of RESRV
                                                  Partners, Inc.
EDWIN EHLERT, JR.+       Trustee                  Mr. Ehlert is President of Premier
125 Elm Street                                    Resources Inc., a meeting planning and
Westfield, NJ 07091                               management organization. Mr. Ehlert is
Age: 65                                           also a Trustee of Reserve Private
                                                  Equity Series.
HENRI W. EMMET+          Trustee                  Since January 1, 1995, Mr. Emmet has
176 E. 71st Street                                served as a Principal of Global
New York, NY 10021                                Interaction, which provides consulting
Age: 70                                           services to international banking
                                                  interests. From December 1, 1989
                                                  through December 31, 1994, Mr. Emmet
                                                  served as a Director of Servus
                                                  Associates Inc. Mr. Emmet is also a
                                                  Trustee of Reserve Private Equity
                                                  Series.
DONALD J. HARRINGTON,    Trustee                  Reverend Harrington is President of St.
CM*+                                              John's University (NY) and serves as a
St. John's University                             Director of the Bear Stearns Companies,
Jamaica, NY 11439                                 Inc. Reverend Harrington is also a
Age: 51                                           Trustee of Reserve Private Equity
                                                  Series.
NIELS W. JOHNSEN+        Trustee                  Mr. Johnsen is Chairman of the Board of
1 Whitehall Street                                International Shipholding Corp. and of
New York, NY 10004                                Central Gulf Lines, Inc., each of which
Age: 74                                           are involved in the ship cargo
                                                  business. Mr. Johnsen is also a Trustee
                                                  of Reserve Private Equity Series.
MARC C. COZZOLINO        Counsel and Secretary    Prior to becoming Secretary and Counsel
810 Seventh Avenue                                of each Trust in 1994, Mr. Cozzolino
New York, NY 10019                                was an attorney with the New Jersey
Age: 28                                           Bureau of Securities.
PAT A. COLLETTI          Controller               Mr. Colletti has served as Controller
810 Seventh Avenue                                of each of the Trusts since 1989.
New York, NY 10019
Age: 38

---------------

   * Interested Trustee within the meaning of the Investment Company Act of 1940.

  ++ Messrs. Ehlert, Emmet, Harrington, and Johnsen are members of a Review
     Committee which performs the functions of Audit Committee and reviews compliance procedures and practices.

     The members of the Board of Trustees will be paid a stipend of $3,500 for each Board meeting that they attend.

     As of May 31, 1996, Trustees and officers directly or indirectly as a group owned less than 1% of the outstanding shares of the Funds.

                               COMPENSATION TABLE

                                                                                 TOTAL COMPENSATION
                                                              AGGREGATE          FROM FUND AND FUND
                                                             COMPENSATION      COMPLEX (5 ADDITIONAL
                 NAME OF PERSON, POSITION                     FROM FUND*      TRUSTS) PAID TO TRUSTEE*
-----------------------------------------------------------  ------------     ------------------------
Edwin Ehlert, Jr...........................................       $0                  $ 22,197
Henri W. Emmet.............................................       $0                  $ 22,197
Rev. Donald J. Harrington..................................       $0                  $ 22,197
Niels W. Johnsen...........................................       $0                  $ 22,197

---------------

 * Amounts shown include estimated future payments from the Fund for the Fund's fiscal year ending May 31, 1996.

                      INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

     Investment Management Agreement. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, NY 11030, of which Messrs. Henry B.R. Brown and Bruce R. Bent are the Directors, manages the Fund and provides it with investment advice pursuant to a separate Investment Management Agreement for each portfolio. Messrs. Brown and Bent together with their children own RMCI. Under the Investment Management Agreements, RMCI manages the Funds' investments, including effecting purchases and sales thereof, in furtherance of each Fund's investment objective and policies, subject to overall control and direction of the Trustees.

     Under the terms of the Investment Management Agreements with the Funds, RMCI also pays all employee costs and ordinary operating costs of the Funds. For these services the Funds periodically pay RMCI a comprehensive management fee at an annual rate of .25% of each Fund's average daily net assets. Excluded from ordinary operating costs are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and expenses.

     From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     The Investment Management Agreements for the Funds were duly approved by the sole shareholder on December 18, 1996, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreements terminate automatically upon their assignment and may be terminated without penalty upon 60 days written notice by a vote of the Board of Trustees or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

     Distribution Agreement. The Funds' Distributor is Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019. The Fund has authorized the Distributor, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributor may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributor is the "principal underwriter" for the Fund within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares. The Distributor has retained no underwriting commissions on the sale of Fund shares during the last three fiscal years. No distribution assistance payments were made to RESRV.

     The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

     Distribution Plan and Service Plan. The Funds each maintain a Distribution Plan and related agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Distribution Plan adopted by the investment company's Board and approved by its shareholders. Under the Distribution Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which a payee has rendered distribution assistance services to the Class C and D shares at an annual rate of .25% and
 .50%, respectively, of the average net asset value of the qualified accounts. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Distribution Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a payee makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Distribution Plan will benefit the Fund and its shareholders.

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Distribution Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Distribution Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Distribution Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

     Under the Distribution Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Distribution Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

     The Distribution Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of each portfolio or by vote of the disinterested Trustees The Distribution Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

     The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Distribution Plan, recommending its modification or discontinuance, or taking any other action.

     Under the Service Plan, each Fund may pay a service fee of 0.25% of the net asset value of qualified accounts to brokers or other financial intermediaries as compensation for personal services provided to investors, including maintaining shareholder accounts and responding to inquiries and providing information about investments. Class A shares do not participate in the Service Plan.

     Custodial Services and Independent Accountant. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 48 Wall Street, New York, NY 10015 is a Custodian for the Fund for limited purposes in connection with certain repurchase agreements. Coopers & Lybrand, L.L.P., 1301 Avenue of the Americas, New York, NY 10019 is the Fund's independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

     As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices.

     The Primary, Treasury and Government Funds' policy of investing in debt securities maturing within one year, and the Interstate Fund's policy of investing in debt securities maturing within 13 months, results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material adverse effect upon the net asset value or yield of the Fund.

     Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

     When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                         SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of another class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

     Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Fund, equal rights to all dividends and other distributions from the Fund, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

     Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the trust's obligations to third parties unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

     As of December 30, 1996 no person was known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Funds.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90 day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

     IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

     Purchases and Redemptions Through Others. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

     Net Asset Value. Shares are offered at their net asset value. The net asset value of the Fund is calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on other days the New York Stock Exchange is closed for trading, and on certain regional banking holidays which may include Martin Luther King's Birthday and Columbus Day. The net asset value of each Fund is normally maintained at $1.00 per share. Each Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

     The net asset value per share of each Fund is determined by adding the value of all of the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

     In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund, withholding dividends, redemption of shares of the Fund in kind, or reverting to valuation based upon market prices and estimates.

     Shareholder Service Policies. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

     Crediting of Investments. The Fund will only give credit for investments in the Fund on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 2:00 P.M. (New York time) (11:00 A.M. New York time for the Treasury and Interstate Funds) of the amount to be transmitted and the account to be credited. Shares of the Fund may be purchased by wire only.

     The Fund reserves the right to reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund.

     IF THE WIRE FOR PURCHASE OF SHARES IS NOT RECEIVED BY THE FUND, THE SHARE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND.

     Share Certificates. Share certificates are not issued by the Trust.

                            DISTRIBUTIONS AND TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its net income, the Fund will not be subjected to Federal income tax on such distributed amounts.

     In order to qualify as a regulated investment company under the Code, the Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months.

     The Funds intend to distribute all of their net investment income and net capital gains, if any, and, therefore, do not expect to pay federal income tax. Net investment income is made up of interest, less expenses. Because no portion of a Fund's income will be comprised of dividends from domestic corporations, none of the income distributions from a Fund will be eligible for the 70% deduction for dividends received by corporations. Under the tax rate structure enacted by the Tax Reform Act of 1986, the distinction between ordinary income and capital gain and between long-term capital gain and short-term capital gain is less relevant because the tax rates on ordinary income and short-term capital gains are the same. However, the designation or short-term capital gain is relevant for purposes of the tax rules governing the offsetting of gains and losses and use of capital loss carryover.

     The Treasury Fund intends to invest only in the U.S. Government securities that provide interest income exempt from state and local income taxes, but may invest up to 5 percent of its assets in repurchase agreements pending the investment of uninvested cash. The Commonwealth of Pennsylvania requires that for a mutual fund to pay exempt-interest dividends, it must have no power to vary its portfolio investments except under five identified circumstances. Because the Fund and each of its Funds may dispose of an investment under circumstances other than the five specified instances, there can be no assurance that dividends paid by the Fund will be eligible for pass-through status in Pennsylvania. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the Treasury Fund.

     Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at a rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to any U.S. withholding tax. However, such distributions may be subject to 31% backup withholdings, as described in Prospectus, unless the foreign person certifies his non-U.S. residency status.

     The Interstate Fund. Exempt interest dividends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. The percentage of income that is tax exempt will be determined for each year and will be applied uniformly to all dividends declared during that year. This percentage may differ from the actual tax exempt percentage for any particular day. Distributions of net investment income received by the Fund from investments in debt securities other than Municipal Obligations and any net realized capital gains distributed by the Fund will be taxable as ordinary income. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

     Statements as to the tax status of each investor's dividends and other distributions will be mailed annually. The annual statements will set forth the dollar amount of income subject to federal tax, if any. Distributions will be reported under more than one identification number only if a separate account is established for each number. If the Fund has both tax exempt and taxable interest income, it will use the "actual earned method" for determining the percentage that is taxable income. Under this methods, the ratio of taxable income earned during the period, for which a distribution was made, to total income earned during the period determines the percentage of the distribution designated taxable and, as a result, the percentage of the distribution that is tax-exempt may vary from distribution to distribution.

     The identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority,instrumentality, or other political subdivision are separate from those of the government creating the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, in either case, if the creating government or some entity guarantees a security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other agency.

     The Tax Reform Act of 1986 (the "Act") provides that in the event the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include as an item of tax preference, the portion of dividends paid by the fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax applicable to individuals and the alternative minimum tax and the environmental tax applicable to corporations. In the case of corporations, federal alternative minimum taxable income will also include one-half of the excess of the corporation's pre-tax book income (including all exempt-interest dividends) over the corporation's other federal alternative minimum taxable income. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     The Act also provides that, for taxable years beginning after December 31, 1986, every person required to file a tax return must report solely for informational purposes on such return the amount of exempt interest dividends received from the Fund during the taxable year. In addition, with respect to a shareholder who received exempt interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt interest dividends, be disallowed.

     The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the other tax laws of the United States or any state or local taxing authority.

     All Funds. Statements as to the tax status of each investor's dividends and other distributions will be mailed annually. The annual statements will set forth the dollar amount of income subject to federal tax. Distributions will be reported under more than one tax identification number only if a separate account is established for each number.

     Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in the Fund which may differ from the Federal income tax consequences described above.

                                   FUND YIELD

     The current yield of a Fund may differ from its effective yield and annualized dividends.

     Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

     Effective yield is computed by adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula:
Effective Yield = [(Base Period Return +1) 365 /7] -1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

     Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money market funds or bank accounts which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

               RESERVE CASH PERFORMANCE ACCOUNT AND ACCOUNT PLUS

     The Reserve Cash Performance Account and Reserve Cash Performance Account Plus ("CPA") is a comprehensive package of additional services offered to investors in the Funds for an additional fee, for Class D shareholders only.

     Check Plan. A Check Plan is an arrangement with Bank One, Columbus, NA ("Bank One") whereby checks are issued to the participant which may be used to redeem shares in any amount in a participant's Fund account. If Bank One accepts a check for final payment, it will be paid by redemption of shares from your account. Bank One will process new debits to a CHECK PLAN in order of receipt against Bank One's determination of the CHECK PLAN "open-to-buy value" (the sum of the value of the participant's shares transmitted before noon to Bank One excluding (i) dividends which are accrued daily but including dividends paid monthly and (ii) checks and wires for the purchase of shares which have not been verified as described under "Restrictions" below, hereinafter referred to as the participant's account "liquidity value," minus previous CHECK PLAN net debits which have not been applied against the account's value). These debits include outstanding unpaid checks authorized against the CHECK PLAN open-to-buy value and redemptions from the participant's account determined and reported to Bank One. Any check in an amount exceeding the participant's CHECK PLAN open-to-buy value for that business day will not be paid but will be returned by Bank One to the payee in such manner as Bank One may select. Checks may be used in the same manner as other bank checks and may be written in any amount. Checks will be received by Bank One through the Federal Reserve System or other clearing channels which Bank One may establish from time to time. Checks will not be returned to the participant but complete information on such checks, including the payee, will be supplied to the participant on a monthly basis. Bank One will supply checks to each participant which will be subject to the terms of your Reserve CPA Account Agreement in the application for a CHECK PLAN.

     A Fund will charge a non-refundable annual CPA Plus service fee (currently $60 which may be charged to the account monthly) and a transaction fee of $0.50 for each additional check in excess of five presented for payment within the statement period. Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice to participants. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

     Custom Plan. A CUSTOM PLAN is a CHECK PLAN plus a VISA Gold card issued to the participant. The VISA Gold card is a debit card, not a credit card. The Custom Plan and VISA Gold card are available only to customers of participating broker/dealers or other financial institutions. Use of the debit card will provide automatic common carrier travel insurance, auto rental/loss damage insurance and extended retail product guarantees. In addition, VISA Gold cardholders will be provided a comprehensive package of free travel and emergency assistance services, including: emergency cash; emergency card replacement; medical, legal and lost baggage assistance; and emergency ticket replacement.

     Bank One will process new debits to a CUSTOM PLAN in the order of receipt against Bank One's determination of the CUSTOM PLAN "open-to-buy value" (the sum of the participant's account value minus previous CUSTOM PLAN net debits which have not been applied against net asset value). These debits include outstanding VISA Gold card charges, unpaid check charges, cash advances authorized by Bank One against the CUSTOM PLAN open-to-buy value and redemptions from the participant's account determined and reported to Bank One. A Fund will redeem shares on behalf of the participant on the business day it receives notice of these debits from Bank One and send the proceeds to Bank One to cover such debits.

     The conditions for establishing a CPA and CPA Plus may be altered or waived by the Funds, either with respect to services generally or with respect to special groups or limited categories of individuals. The checks and VISA Gold card features of the CPA Programs are intended to provide participants with easy access to their account assets. The CPA Programs are not intended to be a substitute for a bank transaction account. The Funds may reject any application to open a CPA and CPA Plus and may terminate a CPA and CPA Plus for any reason. Bank One may reject any application for checks or cards.

     Travel Insurance. Use of cards to pay the full travel fares for you, your spouse, and your dependent children under the age of 25 years on any air or land or water conveyance operated by a common carrier licensed to carry passengers for hire will insure each automatically against accidental bodily injuries which are the sole cause of death or dismemberment while riding in, boarding, or getting out of such aircraft or conveyance. Your name must appear in an account registration or you must be an associate cardholder for this travel insurance to cover you, your spouse, and your dependent children.

     VISA Gold Card. Upon approval of an application for participation in the CUSTOM PLAN, Bank One will issue one or more VISA Gold cards to the participant. Bank One will not give authorizations for cash advances exceeding on any business day the CUSTOM PLAN open-to-buy value.

     Participants subscribing to the CUSTOM PLAN service may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Fund or Bank One is not notified of the theft or loss within 2 business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the CUSTOM PLAN participant should report the loss immediately by telephoning Bank One at (614) 248-4242 which can be reached 24 hours a day, seven days a week or the Funds at (800) 637-1700 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

                                    RATINGS

     The following are the rating designations of short term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION

     A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

MOODY'S INVESTORS SERVICE, INC.

     Prime-1 (P1): Issuers rated P1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

DUFF & PHELPS CREDIT RATING CO.

     Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

IBCA LTD.

     A-1: Obligations supported a very strong capacity for timely repayment. Those obligations supported by the highest capacity for timely repayment will be denoted with a plus (+) sign designation.

FITCH INVESTORS SERVICE, INC.

     F-1: This designation indicates a very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1 +". Those issues determined to possess and exceptionally strong credit quality will be denoted with a plus (+) sign designation. Issues assigned the rating of F-1+ are regarded as having the strongest degree assurance for timely payment.

TAX-EXEMPT BOND RATINGS

     The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be of high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

TAX-EXEMPT PAPER RATINGS

     Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following two designations all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: MIG-1/VMIG-1, Best Quality and MIG-1/VMIG-1, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

     Standard & Poor's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The highest quality obligations are rated "A". Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

                                                               November 18, 1997


                          RESERVE INSTITUTIONAL TRUST


               Supplement to Statement of Additional Information
                             dated January 2, 1997


1. Financial Statements (audited) for the Primary Institutional Fund for the fiscal year ended May 31, 1997.

     Financial Statements (audited) for the Primary Institutional Fund for the fiscal year ended May 31, 1997, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Registrant's Annual Report dated as of May 31, 1997 filed with the Securities and Exchange Commission on July 30, 1997.